KABANI & COMPANY, INC.
                          Certified Public Accountants
                          8700 Warner Avenue, Suite 280
                        Fountain Valley, California 92708
                             Telephone 714-849-1543
                                Fax 714-596-0303
                         e-mail: hamidkabani@hotmail.com









                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the use of our report dated October 17, 2000, with respect to the financial statements of Concierge, Inc. included in the Amendment No. 3 to Form S-4 Registration Statement.



                                            /s/ Kabani & Company, Inc.
                                            ------------------------------------
                                            Kabani & Company, Inc.

Fountain Valley, California
January 30, 2001

                                                                   Exhibit 23.16
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